SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or Section
    240.14a-12


                          SMITHWAY MOTOR XPRESS CORP.
                (Name of Registrant as Specified in its Charter)

               THE SMITHWAY MOTOR XPRESS CORP. BOARD OF DIRECTORS
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:     N/A
    (2) Aggregate number of securities to which transaction applies:        N/A
    (3) Price per unit or other underlying value of transaction computed
        pursuant to Exchange Act Rule 0-11:                                 N/A
    (4) Proposed maximum aggregate value of transaction:                    N/A
    (5) Total Fee paid:                                                     N/A

[ ] Fee paid previously with preliminary materials.                         N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:                                             N/A
    (2) Form, Schedule or Registration Statement No.:                       N/A
    (3) Filing Party:                                                       N/A
    (4) Date Filed:                                                         N/A

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 Quail Avenue
                             Fort Dodge, Iowa 50501

                       ----------------------------------
                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2002
                       ----------------------------------


To Our Stockholders:

     The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), will be held at the Company's headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501, at 10:00 a.m. Central Time, on Friday, May 10, 2002, for the following purposes:

     1. To consider and act upon a proposal to elect six (6) directors of the Company;

     2. To consider and act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2002;

     3. To consider and act upon a proposal to approve the Smithway Motor Xpress Corp. New Employee Incentive Stock Plan (the "Plan") for the purpose of qualifying options granted under the Plan as incentive stock options for tax purposes; and

     4. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on March 15, 2002, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

     All Stockholders are cordially invited to attend the Annual Meeting.

                                  By Order of the Board of Directors


                                  /s/ William G. Smith
                                  William G. Smith
                                  Chairman of the Board

Fort Dodge, Iowa  50501
April 10, 2002

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 Quail Avenue
                             Fort Dodge, Iowa 50501


                       ----------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2002
                       ----------------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501, on Friday, May 10, 2002, at 10:00 a.m. Central Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The Company does not intend to solicit proxies other than by this mailing; provided, that directors, officers, and employees may solicit proxies by use of the mails or telephone without compensation other than their regular compensation. The approximate date of mailing this Proxy Statement and the enclosed form of proxy is April 10, 2002.

     The enclosed copy of the Company's annual report for the fiscal year ended December 31, 2001, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

     Only stockholders of record at the close of business on March 15, 2002 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 15, 2002, there were issued and outstanding 3,846,821 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 3,846,821 votes on all matters subject to a vote at the Annual Meeting, and 1,000,000 shares of Class B Common Stock, par value one cent ($.01), entitled to cast an aggregate 2,000,000 votes on all matters subject to a vote at the Annual Meeting. As of March 15, 2002, the Company had a total of 4,846,821 shares of Common Stock outstanding, entitled to cast an aggregate 5,846,821 votes on all matters subject to a vote at the Annual Meeting. The number of issued and outstanding shares excludes approximately 925,000 shares of Class A Common Stock reserved for issuance under the Company's incentive stock plans and other arrangements. Holders of unexercised options are not entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

     Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. If any such instrument in writing designates two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, then that one may exercise all of the powers conferred by such written instrument unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven
(7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Company.

     Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, proxies cast "For" or "Against" are included. If no direction is given to the proxy holder, the proxy will be voted "For" the proposals as specified in this Proxy Statement, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting the Stockholders will elect six (6) directors to serve as the Board of Directors until the 2003 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified. In the absence of contrary instructions, each proxy will be voted for the election of William
G. Smith, G. Larry Owens, Donald A. Orr, Herbert D. Ihle, Robert E. Rich, and Terry G. Christenberry. William G. Smith, Marlys L. Smith, and G. Larry Owens, who together are entitled to cast over 50% of the eligible votes at the Annual Meeting, have indicated that they will vote for the named nominees, and assuming that they do, such nominees will be elected.

Information Concerning Directors and Executive Officers

     Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors and other executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Smithway Motor Xpress, Inc., an Iowa corporation.

                                                                                                          Director
           Name              Age                                 Position                                  Since
William G. Smith             62   Chairman of the Board, President, Chief Executive Officer, and            1972
                                  Secretary

G. Larry Owens               64   Executive Vice President, Chief Administrative Officer, Chief             1996
                                  Financial  Officer, and Director

Donald A. Orr                53   Executive Vice President, Chief Operating Officer, and Director           2001

Douglas C. Sandvig           37   Chief Accounting Officer and Controller                                    -

Michael E. Oleson            51   Treasurer                                                                  -

Herbert D. Ihle              62   Director                                                                  1996

Robert E. Rich               70   Director                                                                  1996

Terry G. Christenberry       55   Director                                                                  1996

     William G. Smith has been employed by the Company since 1958, served as President and Secretary since 1984, and as Chairman of the Board and Chief Executive Officer since January 1995. Prior to 1984, Mr. Smith served in various other executive management capacities. Mr. Smith is a past Chairman of the Iowa Motor Truck Association and currently serves on its policy committee. In addition, Mr. Smith serves on the Board of Regents of Waldorf College in Forest City, Iowa.

     G. Larry Owens has served as Executive Vice President and Chief Financial Officer since joining Smithway in January 1993 and was appointed to also serve as Chief Administrative Officer in August 2001. Mr. Owens served as Chief Operating Officer from May 1998 to August 2001. Prior to joining Smithway, Mr. Owens spent twenty-five years in the banking industry, most recently from 1982 through 1992 as President of Boatmen's Bancshares' regional banks in Spencer and Fort Dodge, Iowa.

     Donald A. Orr joined the Company during August of 2001 as Executive Vice President and Chief Operating Officer and was appointed to also serve on the Board of Directors. Mr. Orr has almost 30 years of management experience in the trucking industry. From 1985 to 1999, Mr. Orr served in several senior management positions, including President and Chief Executive Officer for the Roberson Transport Companies, an operator of both flatbed and dry van divisions. Mr. Orr is past Chairman of the Truckload Carriers Association and the Illinois Trucking Association.

     Douglas C. Sandvig has served as Controller since joining Smithway in July 1997 and was appointed to also serve as Chief Accounting Officer in May 2000. Prior to joining Smithway, Mr. Sandvig was employed as a Tax Manager with Schnurr & Company LLP, a regional public accounting firm, from 1990 to 1997. Mr. Sandvig is a certified public accountant.

     Michael E. Oleson served as Smithway's Controller upon joining the Company in 1980 and in January 1995 was named Treasurer. Mr. Oleson also served as Chief Accounting Officer between January 1995 and May 2000. Prior to joining Smithway, Mr. Oleson was employed as an accountant with Mallinger Truck Line, Inc., in Fort Dodge, Iowa, from 1974 to 1980.

     Herbert D. Ihle has been President and owner of Diversified Financial Services, a Naples, Florida, management and financial services consulting firm, since 1989. From 1990 to 1992, Mr. Ihle served as Senior Vice President - Finance and Controller for Northwest Airlines, and from 1963 to 1989 served in various positions, including Executive Vice President - Finance, for Pillsbury Co. Mr. Ihle also serves as Chairman of the Board of Regents of Waldorf College in Forest City, Iowa and is a past director of Lutheran Brotherhood Insurance Company.

     Robert E. Rich is a private investor and has been involved in the management of several privately owned farming and manufacturing companies since 1978. From 1967 through 1978, Mr. Rich served as Executive Vice President and Treasurer and a member of the Board of Directors of Iowa Southern Utilities. Mr. Rich is a certified public accountant.

     Terry G. Christenberry has been the President and a director of Christenberry, Collet & Company, Inc., an investment banking firm located in Kansas City, Missouri, since its incorporation in June 1994. From September 1986 to June 1994, Mr. Christenberry was Executive Vice President and a director of H.B. Oppenheimer & Company, Inc., also an investment banking firm located in Kansas City, Missouri.

Meetings and Compensation

     Board of Directors. During the fiscal year ended December 31, 2001, the Board of Directors of the Company met on nine occasions. All directors attended in person or participated by telephone in 100% of the total number of meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served. Directors who are not employees of the Company receive a $2,500 annual retainer paid every year at the annual meeting, $1,000 for each meeting of the Board of Directors attended by such director, and $250 per committee or telephonic meeting attended by the director. Non-employee directors also receive the annual option to purchase 1,000 shares of the Company's Class A Common Stock at 85% of the market price on the date of the annual meeting and are reimbursed for their expenses incurred in attending the meetings.

     Compensation  Committee.   The  Compensation  Committee  of  the  Board  of
Directors met twice during the fiscal year ended December 31, 2001, and all members were present at such meetings. Messrs. Ihle, Rich, and Christenberry serve on the Compensation Committee, with Mr. Ihle serving as Chairman. This committee reviews all aspects of compensation of the Company's executive officers and makes recommendations on such matters to the full Board of Directors. The Report of the Compensation Committee for 2001 is set forth below. See "Compensation Committee Report on Executive Compensation."

     Audit Committee and Audit Committee Report. The Audit Committee for 2001 is comprised of Messrs. Rich, Ihle, and Christenberry, with Mr. Rich serving as Chairman. The Audit Committee met four times during the fiscal year ended December 31, 2001. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. All of the members of the Audit Committee are independent directors, as defined in the NASDAQ Stock Market's Listing Rule 4200. Since 1997, the Audit Committee has been operated pursuant to a written charter detailing its duties. The written charter was last filed with the Company's proxy statement for the 2001 Annual Meeting of Stockholders. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K. The 2001 Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                         Audit Committee Report for 2001

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with accounting principles generally accepted in the United States of America, and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the independent auditors. For the fiscal year ended December 31, 2001, the Audit Committee (1) reviewed and discussed the audited financial statements with management and KPMG LLP, the Company's independent auditors; (2) discussed with the auditors the matters required to be disclosed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees"; and (3) received and discussed with the independent auditors the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                                       Audit Committee:
                                       Robert E. Rich
                                       Herbert D. Ihle
                                       Terry G. Christenberry

     Nominating Committee. The Board does not maintain a standing nominating committee or other committee performing similar functions.

     Compensation Committee Interlocks, Insider Participation, and Related Party Transactions. Messrs. Ihle, Rich, and Christenberry serve on the Compensation Committee. None of such individuals has been an officer or employee of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation paid to the chief executive officer and the other named executive officers of the Company (the "Named Officers"), for services in all capacities to the Company for the fiscal years ended December 31, 2001, 2000, and 1999.

                           Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------

                                           Annual Compensation                         Long Term Compensation
                                                                               ----------------------------------------
                                                                                    Awards                Payouts
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Restricted    Securities
 Name and Principal                                        Other Annual        Stock       Underlying      LTIP        All Other
    Position               Year      Salary      Bonus    Compensation(2)    Award(s)(3)   Options (#)    Payouts    Compensation(4)
------------------------------------------------------------------------------------------------------------------------------------
William G. Smith,          2001      $300,000       -           -                -             -            -            $ 935
Chairman, President,       2000      $300,000       -           -                -             -            -            $3,400
CEO, and Secretary         1999      $300,000       -           -              8,975           -            -            $3,600
------------------------------------------------------------------------------------------------------------------------------------

G. Larry Owens,            2001      $157,500       -           -                -           35,000         -            $ 561
Executive Vice             2000      $157,500       -           -                -           50,000         -            $3,138
President, CAO, and CFO    1999      $157,500       -           -              4,426           -            -            $3,150
------------------------------------------------------------------------------------------------------------------------------------

Donald A. Orr, Executive   2001     $76,731(1)      -           -                -          210,000         -              -
Vice President, COO        2000         -           -           -                -             -            -              -
                           1999         -           -           -                -             -            -              -
------------------------------------------------------------------------------------------------------------------------------------


(1) Mr. Orr joined the Company in August 2001. If Mr. Orr had been employed by the Company for all of 2001, his annual salary would have been $190,000.

(2) Other annual compensation did not exceed 10% of the Named Officer's total salary for any reported year.

(3) Stock bonuses of Class A Common Stock granted by the Board of Directors for 1999 performance, effective January 28, 2000. No stock bonus was awarded for 2000 or 2001 performance. Amount presented for Mr. Owens is net amount reflecting 1,557 shares of the 1999 grant withheld to satisfy tax withholding obligations.

(4)  Amounts  presented  represent  Company  contributions to the Smithway Motor
     Xpress  Inc.   401(k)   Plan,   including   forfeitures   re-allocated   to
     participants.

     The following table lists stock options granted to the Named Officers during the fiscal year ended December 31, 2001. The Company has not granted any stock appreciation rights ("SARs").

                                Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------

                                                                                           Potential realizable value
                                                                                             at assumed annual rates
                                                                                                of stock price
                                                                                            appreciation for option
                                       Individual Grants                                             term
-----------------------------------------------------------------------------------------------------------------------
                         Number of
                        securities         Percent of total     Exercise
                        underlying       options/SARs granted   or base
                          options      to employees in fiscal    price       Expiration
        Name            granted (#)            year             ($/Sh)         Date           5%($)        10%($)
-----------------------------------------------------------------------------------------------------------------------
William G. Smith             -                  -                  -             -              -             -
-----------------------------------------------------------------------------------------------------------------------
G. Larry Owens             35,000              12.7%             $2.415       05/11/2011      53,157       134,711
-----------------------------------------------------------------------------------------------------------------------
Donald A. Orr             210,000              76.4%              $2.85       08/06/2011     376,393       953,855
-----------------------------------------------------------------------------------------------------------------------

     The following table demonstrates that no options under the Plan were exercised during the fiscal year ended December 31, 2001, by the Named Officers.


                            Aggregated Option Exercises in Last Fiscal Year and FY-End Options
-----------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities
                            Shares                        Underlying Unexercised
                           Acquired                             Options                     Value of Unexercised
                              on         Value             at Fiscal Year End                   In-the-Money
                           Exercise    Realized                   (#)                  Options at Fiscal Year End(1)($)
           Name              (#)          ($)         Exercisable     Unexercisable     Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------
   William G. Smith           -            -              -                -                -                -
-----------------------------------------------------------------------------------------------------------------------
   G. Larry Owens             -            -           110,000             -              1,713              -
-----------------------------------------------------------------------------------------------------------------------
   Donald A. Orr              -            -              -             210,000             -                0
-----------------------------------------------------------------------------------------------------------------------

-------------------------------

(1) Based on the December 31, 2001, closing price of $1.85, which was below the exercise prices of $8.875 (for 25,000 options); $3.469 (for 25,000 options); and $2.415 (for 35,000 options), but above the exercise price of $1.7815 (for 25,000 options).

     The Company does not have a long-term incentive plan or a defined benefit or actuarial plan.

Employment Agreements

     Except for the letter agreement with Mr. Orr as described below, the Company currently does not have any employment contracts, severance, or change-in-control agreements with any of its executive officers. However, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under the Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. Similar rights could be extended to holders of additional awards under the Plan if any such awards were granted.

     In connection with the hiring of Mr. Orr as Executive Vice President and Chief Operating Officer, Mr. Orr and the Company entered into a letter agreement dated August 6, 2001, which sets forth the terms and conditions of Mr. Orr's employment. The letter agreement provides for the following:

     o a salary at an annualized rate of $190,000 for 2001, with annual increases;
     o    an annual bonus equal to 1% of Smithway's net earnings each year;
     o an option to purchase 210,000 shares of Smithway's Class A Common Stock, vesting in increments of 35,000 shares on each of the first through the sixth anniversaries of the grant date, or immediately in the event of a change-in-control of Smithway;
     o the execution of a Noncompetition Agreement limiting Mr. Orr's ability to compete with Smithway after his employment is terminated, provided certain payments are made by Smithway; and
     o a lump sum payment equal to Mr. Orr's annual salary as of the date of a change-in-control of Smithway if, following such change-in-control, Mr. Orr's duties are substantially changed, his compensation is materially reduced, or Smithway fails to obtain the assumption of its obligations to perform the letter agreement by any successor.

     Mr. Orr's employment relationship with the Company is "at-will" and the letter agreement does not create any specific duration of employment or a right to continuing employment with the Company.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors prepared the following report on executive compensation.

     Under the Compensation Committee's supervision, the Company has adopted compensation policies that seek to attract and retain excellent management personnel and align the interests of senior management with the interests of stockholders. The three main components of senior management's compensation are salary, bonus, and stock-based compensation. The terms of Mr. Orr's compensation are set forth above under the heading "Employment Agreements."

     Base Salary. For 2001, the Company did not increase the base salaries of Mr. Smith or Mr. Owens. Other members of senior management received modest increases in base salary mainly to reflect a cost-of-living increase. In approving the base salaries of the Company's senior management team for 2001, the Compensation Committee reviewed individual performance and the compensation of persons holding similar positions at other publicly traded truckload carriers. The Compensation Committee took into account the relative size of comparable companies, growth rates, geographic considerations, and operating performance. The Compensation Committee believes that the base salaries of senior management, other than the salary of the Chief Executive Officer that is discussed below, are at or below the average levels paid by comparable, publicly traded truckload carriers.

     Annual Bonus. Most of the senior management personnel other than Mr. Smith and Mr. Owens received small bonuses for their performance in 2001. The Compensation Committee reviews bonuses for senior management, other than Mr. Smith and Mr. Owens, after considering whether a Company performance component was met and whether members of management met their individual goals that had been established at the beginning of the year. For 2001, members of management received bonuses based solely upon individual goals as the Company performance component was not met. Mr. Smith and Mr. Owens participate in a separate incentive compensation plan that allocates a bonus amount equal to a percentage of corporate profits. Mr. Smith and Mr. Owens did not receive a bonus in 2001.

     Stock-Based Compensation. The Compensation Committee believes that the use of stock-based compensation as a component of potential compensation can align the interests of management and stockholders and encourage senior management to focus on long-term, profitable growth. From time-to-time the Compensation Committee has made or recommended stock option grants and other stock awards to members of senior management. In 2001, the Company made stock option grants to senior management covering 30,000 shares of Class A Common Stock, excluding grants to Mr. Owens and Mr. Orr. The Company granted Mr. Owens an option to purchase 35,000 shares on May 11, 2001, in lieu of a salary increase.

     Chief Executive Officer. Mr. Smith's base salary has not been changed since the Company's initial public offering. The Compensation Committee believes it is reasonable in relation to the base salaries of CEOs of comparable companies. Mr. Smith participated in the Profit Incentive Plan, as explained above. In view of his large stockholdings, Mr. Smith has not received stock option grants to date. As the Company's largest stockholder, Mr. Smith's net worth is directly affected by the Company's performance and stock price.

                                       Compensation Committee:
                                       Herbert D. Ihle
                                       Robert E. Rich
                                       Terry G. Christenberry

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year, except that a Form 5 for Mr. Owens with respect to a grant of stock options that occurred in June 2000 was filed February 16, 2001.

Stock Price Performance Graph

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                PERFORMANCE GRAPH FOR SMITHWAY MOTOR XPRESS CORP.

     The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing June 27, 1996, and ending December 31, 2001.



                            GRAPH WAS CENTERED HERE
                                IN PRINTED FORM




Prepared  by CRSP  (www.crsp.uchicago.edu),  Center  for  Research  in  Security
Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

     The stock performance graph assumes $100 was invested on June 27, 1996, the date of the Company's initial public offering. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799
U.S. and Foreign.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 15, 2002, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, by each Named Officer of the Company, and by all directors and executive officers of the Company as a group. Share numbers are as of January 30, 2002, for Dimensional Fund Advisors Inc. based upon Schedule 13G filings with the Securities and Exchange Commission. According to the Company's transfer agent, the Company has outstanding 3,846,821 shares of Class A Common Stock as of March 15, 2002.

-----------------------------------------------------------------------------------------------------------------------
                              SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                                 Amount & Nature
                                                                  of Beneficial
     Title of Class            Name of Beneficial Owner(2)         Ownership (3)               Percent of(1)
                                                                                    -----------------------------------
                                                                                      Class A     Class B      Total
-----------------------------------------------------------------------------------------------------------------------
     Class A Common                                                  1,139,546
     Class B Common        William G. and Marlys L. Smith(4)         1,000,000         29.7%        100%       44.2%
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        G. Larry Owens(5)                           275,632          7.0%          0         5.6%
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        Donald A. Orr                                 8,000           *            0           *
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        Herbert D. Ihle(3)                           13,000           *            0           *
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        Robert E. Rich(3)                            14,000           *            0           *
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        Terry G. Christenberry(3) (6)                22,500           *            0           *
-----------------------------------------------------------------------------------------------------------------------
     Class A Common        Dimensional Fund Advisors Inc.              286,900           7.5%         0         5.9%
-----------------------------------------------------------------------------------------------------------------------
    Class A & Class B      All directors and executive
         Common            officers as a group (7 persons) (7)       2,507,643         37.5%        100%       50.0%
-----------------------------------------------------------------------------------------------------------------------

----------------------

*        Less than one percent (1%).

(1) The Class A Common Stock is entitled to one vote per share. The Class B Common Stock is entitled to two votes per share so long as it is beneficially owned by William G. Smith or certain members of his immediate family. The Smiths beneficially own shares of Class A and Class B Common Stock with 53.7% of the voting power of all outstanding voting shares.

(2) The business address of William G. and Marlys L. Smith is 2031 Quail Avenue, Fort Dodge, Iowa 50501. The business address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(3) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares beneficially owned includes 10,000 shares of Class A Common Stock underlying options to purchase granted under the Outside Director Stock Plan and other arrangements to each of Messrs. Rich, Ihle, and Christenberry that are currently exercisable or will be exercisable within 60 days. Unless otherwise indicated all shares are owned directly.

(4) All shares held as joint tenants with right of survivorship except (a) 190,000 shares of Class A Common Stock held in the name of Melissa Turner as voting trustee for the benefit of the Smith Family Limited Partnership,
     (b) 91,022 shares of Class A Common Stock held for the Smiths under the Company's 401(k) Plan, and (c) 10,126 shares of Class A Common Stock held individually by Marlys L. Smith. Melissa Turner is the daughter of William
     G. and Marlys L. Smith.

(5) Includes 200 shares held as custodian for minor children under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed, 15,432 shares of Class A Common Stock held under the Company's 401(k) Plan, and options to purchase 110,000 shares granted to Mr. Owens under the Company's Incentive Stock Plan, which options are fully vested.

(6) Includes 2,500 shares held under the Christenberry, Collett & Company, Inc. 401(k) Plan, a unitized plan that, as of January 4, 2002, had allocated approximately 30% of the Plan assets to Mr. Christenberry. Beneficial ownership of Plan assets not allocated to Mr. Christenberry is disclaimed.

(7) The only executive officer, other than Named Officers William G. Smith, G. Larry Owens, and Donald A. Orr, is Michael E. Oleson. Mr. Oleson has beneficial ownership of 4,965 shares of Class A Common Stock under the Company's 401(k) Plan and an option to purchase 30,000 shares of Class A Common Stock that is currently exercisable or will become exercisable within 60 days. Such amounts are included in the calculation of the security ownership of all directors and executive offices as a group, which includes options held by G. Larry Owens and each of Messrs. Rich, Ihle, and Christenberry to purchase shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days (as referenced in footnotes 3 and 5 above).

                                   PROPOSAL 2
                    RATIFICATION OF SELECTION OF INDEPENDENT
                                    AUDITORS

     The Board of Directors has selected KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2002. KPMG LLP has served as independent auditors for the Company since December 1994. Representatives of KPMG LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

                       Fiscal Year 2001 Audit Fee Summary

     During fiscal year 2001, KPMG LLP provided services in the following categories to the Company, and the Company paid the following amounts to KPMG
LLP:

         Audit fees, excluding audit related                       $56,809
                                                                    ======

         Financial information system design & implementation fees $    0
                                                                    ======

         All other fees:
              Audit related fees                                   $     0
              Other non-audit services                             $10,622
                                                                   -------
              Total all other fees                                 $10,622
                                                                   =======

     The non-audit fees paid to KPMG were primarily for tax compliance services.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR.

                                   PROPOSAL 3
     APPROVAL OF NEW EMPLOYEE INCENTIVE STOCK PLAN FOR PURPOSE OF QUALIFYING
           OPTIONS GRANTED UNDER THE PLAN AS INCENTIVE STOCK OPTIONS

Description of Plan

     In August 2001, the Company's Board of Directors adopted a New Employee Incentive Stock Plan (the "Plan") and reserved 400,000 shares of the Company's Class A Common Stock for issuance under the Plan. The Plan is included as Appendix A to this Proxy Statement. The Board of Directors adopted the Plan as an inducement essential to Mr. Orr's accepting employment with the Company, and to provide an inducement for the future employment of other individuals not previously employed by the Company. Mr. Orr's option to purchase 210,000 shares of the Company's Class A Common Stock was granted under the Plan. The Board of Directors has recommended that the Stockholders of the Company approve the Plan for the purpose of qualifying options granted under the Plan, including Mr. Orr's option, as incentive stock options. If the Plan is not approved by the Stockholders for this purpose, the Plan shall remain in effect but the options granted thereunder shall not constitute incentive stock options.

     Awards under the Plan may be in the form of incentive stock options, assuming the Plan is approved by the Stockholders, non-qualified stock options, restricted stock awards, or any other awards of stock consistent with the Plan's purpose. The Plan is administered by the Board of Directors or a committee that may be appointed by the Board of Directors. Awards may be granted only to individuals not previously employed by the Company or any parent or subsidiary of the Company as an inducement essential to the individual entering into an employment relationship with the Company or any parent or subsidiary of the Company. The administrator may substitute new stock options for previously granted options. No awards of incentive stock options may be made after the period specified under applicable provisions of the Internal Revenue Code. To date, 190,000 shares remain reserved for stock issuance pursuant to the Plan.

     The Board of Directors has unanimously recommended approval of Proposal 3 and believes that the ability to offer additional equity incentives is important to providing compensation that aligns the interest of employees and stockholders. The market price of the stock as of December 31, 2001, was $1.85, which results in the stock underlying the shares covered by the Plan having a market value of $740,000 at such date.

Federal Income Tax Consequences for Incentive Stock Options

     Options granted as an incentive stock option ("ISO") are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for special tax treatment. Neither the grant of the ISO nor the exercise of the ISO by a participant ("Optionee") will result in the recognition of taxable income to the Optionee. However, the exercise of an ISO will result in an item of tax preference to an Optionee potentially subject to the alternative minimum tax. The ultimate sale or other disposition by the Optionee of the shares obtained upon exercise of the ISO will result in capital gain or loss equal to the difference between the fair market value on the date of sale and the exercise price. The Company will not have a deduction with regard to the ISO at the time of the grant, the exercise, or the ultimate sale of the shares. Notwithstanding the foregoing, if an Optionee sells or disposes of the shares prior to two years after the date of the grant of the ISO or one year after the date of the exercise, the Optionee will recognize compensation income on the sale to the extent the value on the date of exercise exceeded the exercise price. The excess of the amount received on the sale over the value on the date of exercise will be capital gain. In the case of such a disqualifying disposition of shares, the Company may deduct the amount of income recognized as compensation income. A person entitled to exercise the ISO after the death of an Optionee may sell the stock obtained on the exercise of an option at any time without regard to the normal holding requirements. In addition to the foregoing federal tax considerations, the exercise of an ISO and the ultimate sale or other disposition of the shares acquired thereby will in most cases be subject to state income taxation.

Federal Income Tax Consequences for Nonstatutory Stock Options

     An Optionee does not realize any compensation income upon the grant of a Nonstatutory Stock Option ("NSO"). Additionally, the Company may not take a tax deduction at the time of the grant. Upon exercise of an NSO, an Optionee realizes and must report as compensation income an amount equal to the difference between the fair market value of the securities on the date of exercise and the exercise price. The Company is entitled to take a deduction at the same time and in the same amount as the Optionee reports as compensation income, provided the Company withholds federal income tax in accordance with the Code and applicable Treasury regulations. In addition to the foregoing federal tax considerations, the exercise of an Option and the ultimate sale or other disposition of the shares of Common Stock acquired thereby will in most cases be subject to state income taxation.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE NEW EMPLOYEE INCENTIVE STOCK PLAN FOR THE PURPOSE OF QUALIFYING OPTIONS GRANTED UNDER THE PLAN AS INCENTIVE STOCK OPTIONS.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2003 Annual Meeting of the Stockholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before December 10, 2002, to be eligible for inclusion in the Company's proxy material related to that meeting. The inclusion of any such proposals in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                       Smithway Motor Xpress Corp.


                                       /s/ William G. Smith
                                       William G. Smith
                                       Chairman of the Board

April 10, 2002

                                                                     APPENDIX A




                           SMITHWAY MOTOR XPRESS CORP.



                                  NEW EMPLOYEE
                              INCENTIVE STOCK PLAN

     1. Purpose and Scope of the Plan. The purpose of this incentive stock plan is to attract the best available new employees for positions of substantial responsibility and to promote the success of the Company's business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Reload Options, Other Stock Based Awards, or Other Benefits at the discretion of the Board. The Plan shall not confer upon any Participant any right with respect to continuation of an employment relationship with the Company or any Subsidiary, nor shall it interfere in any way with the right of any Participant or of the Company or any Parent or Subsidiary to terminate the employment relationship at any time.

     2. Definitions. As used in this Plan, the following definitions shall apply:

          (a) "Award" shall mean Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Reload Options, Other Stock Based Awards, or Other Benefits granted pursuant to the Plan.

          (b) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.01 per share.

          (e) "Company" shall mean Smithway Motor Xpress Corp., a Nevada corporation, or any permitted successor that assumes the obligations under this Plan by agreement or operation of law.

          (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4 of the Plan, if one is appointed.

          (g) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary of the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "Director" shall mean a member of the Board of Directors of the Company, Parent, or any Subsidiary.

          (i) "Eligible Person" shall mean any person not previously employed by the Company or any Parent or Subsidiary of the Company that is offered employment.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (k) "Fair Market Value" shall mean the closing price of the Common Stock on the date the Award is granted, as such price is reported by The Nasdaq Stock Market, other over-the-counter market, or stock exchange, as applicable. If no reported quotation or sale of Common Stock takes place on the date in question, the last reported closing price of the Common Stock shall be determinative.

          (l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (n) "Option" shall mean a stock option granted pursuant to the Plan.

          (o) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (p) "Other Benefits" shall mean types of Awards granted under this Plan as determined by the Board in addition to those specifically provided.

          (q) "Other Stock Based Awards" shall mean awards valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock.

          (r) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s) "Participant" shall mean an Eligible Person who receives an Award.

          (t) "Plan" shall mean this New Employee Incentive Stock Plan.

          (u) "Reload Option" shall mean an Option to purchase for cash or Shares a number of shares of Common Stock up to (i) the number of shares of Common Stock used to exercise the underlying option, and (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, in either case through the use of shares of Common Stock or vested options.

          (v) "Restricted Stock" shall mean shares of Common Stock that are subject to the restrictions described in this Plan and such other terms and conditions as the Board may prescribe.

          (w) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (x) "Share" or "Shares" shall mean a share or shares of Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (y) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned, sold, or granted through Awards under the Plan is four hundred thousand (400,000). The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall become available for future grant under the Plan, unless the Plan shall have been terminated. Any Shares of Restricted Stock that are forfeited shall again be available for Awards under the Plan. Fractional Shares shall not be issued. The Board will determine the manner in which fractional Share values will be treated. Each Award shall state the total number of Shares subject to such Award. Shares issued under the Plan and later repurchased by the Company shall become available for future grant or sale under the Plan.

     4. Administration of the Plan.

          (a) Procedure. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board in accordance with this Section 4. The Board of Directors may appoint a committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members of the Board, remove members (with or without cause), appoint new members, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Reload Options concurrently with the grant of any Award of Incentive Stock Options or Nonstatutory Stock Options, Other Stock Based Awards, and Other Benefits; (ii) to determine, upon review of relevant information and in accordance with Section 2.(k) of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
     Section 8.(a) of the Plan; (iv) to determine Eligible Persons to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan;
     (vii) to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the holder of the Award, modify or amend each Award; (viii) to accelerate or defer (with the consent of the Participant) the exercise or vesting date of any Award, consistent with the provisions of Section 7 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Effect of Board's Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

     5. Eligibility.

          (a) Generally. Awards may be granted only to Eligible Persons as an inducement essential to the individual's entering into an employment relationship with the Company or any Parent or Subsidiary of the Company.

          (b) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company, Parent, or any Subsidiary) shall not exceed $100,000. If the Fair Market Value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Common Stock to become exercisable in such calendar year shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be Nonstatutory Stock Options. In the event that the Code or the regulations promulgated thereunder are amended after the date of the Plan to provide for a different limit on the Fair Market Value of Common Stock permitted to be subject to Incentive Stock Options, such different limit shall be automatically incorporated in this Section 5.(b) and shall apply to any Incentive Stock Options granted after the effective date of such amendment.

          (c) Other Stock Based Awards. The Board shall have the right to grant Other Stock Based Awards that may include, without limitation, the grant of Common Stock based on certain conditions, including the issuance of Common Stock in lieu of cash under other incentive or deferred compensation programs of the Company.

          (d) Other Benefits. The Board shall have the right to provide Other Benefits, if the Board believes that such Awards would further the purposes for which this Plan was established.

     6. Term of Plan. The Plan shall become effective upon adoption by the Board of Directors. It shall continue in effect until terminated under Section 14 of the Plan. No Awards of Incentive Stock Options shall be made hereunder after August 6, 2011.

     7. Term of Awards. The maximum term of each Incentive Stock Option shall be ten (10) years from the date of grant or such shorter term as may be provided in any notice or agreement evidencing such Award; provided, however, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive

Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the maximum term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter time as may be provided in the Incentive Stock Option agreement. The foregoing notwithstanding, if the Code or regulations promulgated thereunder are subsequently amended to provide for a different percentage of voting power or maximum option term for Incentive Stock Options, such new limits shall be automatically incorporated in this Section 7 and shall apply to any Incentive Stock Options granted after the effective date of such amendment. The term of each Reload Option shall be equal to the remaining option term of the underlying Option. The term of each Award, if applicable, that is not an Incentive Stock Option or Reload Option shall be determined by the Board and set forth in the agreement or notification relating to Nonstatutory Stock Options, Restricted Stock, Other Stock Based Awards, or Other Benefits.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option, any restrictions imposed by the Code at the time of grant, which restrictions currently are as follows:

                    (A) grants to an  Eligible  Person  who,  at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have a per Share exercise price no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (B) grants to any other Eligible Person shall have a per Share exercise price no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of Nonstatutory Stock Options, at any price per Share determined by the Board.

               (iii) In the case of Reload Options, unless otherwise established by the Board, the exercise price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

          (b) Consideration for Restricted Stock, Other Stock Based Awards, and Other Benefits. In the case of Restricted Stock, an award of Restricted Stock may provide that the Participant be required to furnish such consideration for the Award as the Board shall determine, or may be issued in exchange for past services or other legal consideration. An Award of Restricted Stock may provide that such Restricted Stock may be exchanged during the Restricted Period for other Restricted Stock upon such terms and conditions as the Board may permit or shall require. Payment under or a settlement of any Other Stock Based Awards and Other Benefits shall be made in such manner and at such times as the Board may determine.

          (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or grant of an Award, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised,
     (iv) vested and exercisable (but unexercised) Options valued at the difference between the exercise price and Fair Market Value of the Shares, or (v) any combination of such methods of payment, or other consideration and method of payment for the issuance of Shares to the extent permitted under the Nevada General Corporation Law.

     9. Exercise of Option.

          (a) Generally. Any Option granted under the Plan shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. Anything to the contrary notwithstanding, each Reload Option is fully exercisable two (2) years from the effective date of grant (or if fewer than two (2) years remain until the termination of this Plan, then such Reload Option shall be exercisable within ninety (90) days prior to termination of the Plan).

          (b) Procedure. An Option shall be deemed to be exercised when written notice of exercise in accordance with Section 22.(c) and (d) hereof (if applicable, in the form required by the Nonstatutory or Incentive Stock Option agreement or notice) has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8 of the Plan. The Company shall issue (or cause to be issued) the stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that may be available, both for purposes of the Plan and for purchase under the Option, by the number of Shares as to which the Option is exercised.

     10. Conditions and Restrictions Affecting Awards.

          (a)  Certain  Events  Affecting   Exercisability  of  Incentive  Stock
     Options. Notwithstanding anything in the Plan to the contrary, all Incentive Stock Options to the extent not already exercised shall terminate upon expiration of a term equal to ten (10) years from the date of grant, subject to adjustment under Section 7.

          (b) Certain Conditions Affecting Restricted Stock Awards.

               (i) Restriction. Except as provided in Section 10.(b)(iii), at the time of an Award of Restricted Stock, the Board may establish in its discretion, for each Participant a vesting schedule and a period of time ("Restricted Period") during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as hereinafter provided. Except for such restrictions as may be provided in the Restricted Stock agreement or notice and subject to this Section 10.(b), the Participant shall have all rights of a stockholder with respect to such Restricted Stock. The Board, in its discretion, may accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares of Restricted Stock prior to the expiration of the Restricted Period or remove any or all of such restrictions, as it deems appropriate.

               (ii) Registration and Redelivery of Restricted Stock. Each certificate of Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company. During the Restricted Period, the Restricted Stock shall remain in the possession of the Company. At the end of the Restricted Period, the Company shall redeliver to the Participant (or the Participant's legal representative or personal representative) the certificates of Common Stock deposited pursuant to this Section 10.(b)(ii). The Common Stock so delivered to the Participant shall no longer be subject to the provisions of this Section 10.(b).

               (iii) Termination of Employment. Unless the Restricted Stock agreement or notice otherwise provides, in the event the Participant's employment with the Company and/or its Subsidiaries or Parent is terminated for reasons other than death, total and permanent disability (as defined in Section 22(e)(3) of the Code), or retirement after the age of sixty-five (65), all Restricted Stock awarded to such Participant which is still subject to restriction shall be forfeited. For the purposes of this Section 10.(b)(iii), the forfeiture period for each Award of Restricted Stock shall be separately calculated from the date of the Award. Unless the Restricted Stock agreement or notice otherwise provides, the restrictions contained in Section 10.(b)(i) shall terminate on the Participant's death, total and permanent disability (as defined in Section 22(e)(3) of the Code), or attainment of age sixty-five (65).

          (c) Certain Conditions Affecting Reload Options.

               (i) Non-Qualification as Incentive Stock Option. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

               (ii) Reload Option Amendment. Each Incentive Stock Option and Nonstatutory Stock Option agreement or notice shall state whether the Board has authorized Reload Options with respect to the underlying options. Upon the exercise of an underlying option, any additional Reload Option must be evidenced by an amendment to the underlying agreement or notice or by a new notice from the Board.

               (iii) Termination of Employment. No additional Reload Options shall be granted to Participants when Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment.

               (iv) Application Sections. Applicable sections of the Plan or written notice or agreement regarding the manner of payment, restrictions, death, retirement, total or permanent disability (as defined in Section 22(e)(3) of the Code) of the Participant, and similar provisions relating to the underlying Option, are incorporated by reference in this Section 10(c) as though fully set forth herein.

          (d) Certain Conditions Affecting Other Stock Based Awards and Other Benefits. Unless the agreement or notice relating to the Other Stock Based Awards or Other Benefits otherwise provides, except in the event of the Participant's death, total or permanent disability (as defined in Section 22(e)(3) of the Code), or retirement after attaining age sixty-five (65), in the event that the Participant terminates employment with the Company and/or its Subsidiaries or Parent prior to the time benefits become payable pursuant to Awards of Other Stock Based Awards or Other Benefits, such Awards shall be immediately forfeited. Unless the agreement or notice relating  to the  Other  Stock  Based  Awards or Other  Benefits  otherwise provides, in the event of the Participant's death, total or permanent disability (as defined in Section 22(e)(3) of the Code), or retirement after attaining age sixty-five (65), the Company shall pay to the
     Participant (or the Participant's legal representative or personal representative) the amount that would have been payable to the Participant had the Participant satisfied all of the requirements contained in the agreement relating to such Award calculated as of the date of the occurrence of an event described in this sentence.

          (e) Right to Repurchase; Refund of Benefit. Agreements evidencing the grant of an Award may provide the Company a right to repurchase any Shares, whether issued upon grant, exercise, or otherwise, and/or, if the Participant has already disposed of all or some of the Shares, a right to the refund of any benefit conferred upon the Participant.

     11. Transferability of Options. Except with Board approval and otherwise in accordance with applicable provisions of the Code and SEC rules and regulations, all Awards may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Following transfer, the Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the transferee.

     12. Adjustments Upon Certain Changes. Unless the agreement or notice relating to the Award provides otherwise,

          (a) In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification, exchange, recapitalization, merger, consolidation, or other similar event, the Shares authorized hereunder and outstanding Awards, as applicable, shall be proportionately adjusted by the Board in its sole discretion and any such judgment shall be binding and conclusive on all persons. Provided, however, in the case of Incentive Stock Options, no such adjustment shall be made if the result thereof would be that the excess of (i) the aggregate Fair Market Value of the new or substituted Shares over (ii) the aggregate exercise price of such Shares is more than (x) the excess of the aggregate Fair Market Value of all Shares subject to the Option immediately before such substitutions or assumption over (y) the aggregate exercise price of such Shares, or that the new Option or the assumption of the old Option gives the Participant additional benefits which the Participant did not have under the old Option.

          (b) In the event of any sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole or if any person, corporation, or other entity or group thereof other than William and Marlys Smith (the "Acquiror"), acquires (an "Acquisition"), other than by merger, consolidation, recapitalization, reorganization, or other similar transaction or series of transactions, the beneficial ownership (as that term is used in Section 13(d)(1) of the Exchange Act and the rules and regulations promulgated thereunder) of Shares which, when added to any other Shares the beneficial ownership of which is held by the Acquiror, shall have more than fifty percent (50%) of the votes that are entitled to be cast at meetings of stockholders, any portion of an Award that was not currently exercisable or vested prior to the date of the Acquisition shall become fully vested and exercisable or deliverable immediately.

          (c) In the event of a proposed dissolution or liquidation of the Company, all Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a merger, consolidation, recapitalization, reorganization, or other similar transaction or series of transactions (a "Transaction"), (i) the unexercised portion of Option shall be assumed, or an equivalent option shall be substituted, by the successor corporation, and (ii) the Board, at the time of grant or later may, in its discretion, determine that any portion of an Award that was not currently exercisable or vested prior to the date of the Transaction shall become fully vested and exercisable or deliverable immediately.

     13. Time of Granting Awards. The date of grant of an Award, for all purposes, shall be the date on which the Board makes the determination granting that Award or such other effective date as the Board may specify in its grant of the Award. Notice of the determination shall be given to each Eligible Person to whom an Award is so granted within a reasonable time after the date of such grant and such notice or the Award agreement shall be effective as of the date of the grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, unless otherwise required by any applicable laws.

          (b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Awards already granted and those Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise or grant of an Award unless the exercise or grant of such Award and the issuance and delivery of Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act and the Exchange Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Board may require any person receiving Common Stock hereunder to acknowledge that such Common Stock is being acquired for investment purposes and not with a view for resale or distribution and such Common Stock shall not be sold or transferred unless in accordance with applicable law and regulations. If the Company, as part of an offering of securities or otherwise, finds it desirable because of legal or regulatory requirements to reduce the period during which Options may be exercised, the Board may, in its discretion and without the holders' consent, so reduce such period on not less than fifteen
(15) days' written notice to the holders thereof.

     16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance or sale of any Shares under the Plan, shall relieve the Company of any liability in respect of the failure to issue or sell the Shares as to which the requisite authority shall not have been obtained.

     17. Award Agreement. Awards shall be evidenced by written agreements or notices in form as the Board shall approve.

     18. Tax Withholding.

          (a) The Board shall have sole discretion whether to withhold stock sufficient to satisfy any withholding or other tax due with respect the exercise of an Option, the vesting of Restricted Stock, or any similar transaction under the Plan, or to demand such amounts in cash. Any tax withholding effected in shares of Common Stock must comply with all applicable laws.

          (b) Notwithstanding anything in the Plan to the contrary, the Participant acknowledges that under certain circumstances, including but not limited to a "disqualifying disposition" of an Incentive Stock Option under Section 422(a)(i) of the Code, the Participant may recognize ordinary income that, for tax purposes, is considered payment of wages for services. As a result, the Company may have certain tax withholding and reporting obligations. The Company shall not be obligated to issue any stock certificate upon the exercise of the right to purchase, or the transfer of, Shares until the Participant has delivered sufficient funds to cover all income, FICA, FUTA, and other applicable tax withholding. The Participant shall notify the Company of any disqualifying disposition of Shares underlying the Option (currently, any disposition within two (2) years of the date of grant or one year of the exercise date or cashless exercise with Shares underlying the Option tendered in payment) and take all actions necessary for the Company to obtain a tax deduction if compensation income is deemed to result from any exercise or disposition. The Participant shall indemnify and hold the Company harmless against any loss it may experience as a result of the Participant's failure to comply with this Section. At the Board's sole discretion, to satisfy the Company's withholding obligations, the Company may retain such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the date of exercise equal to the Company's aggregate federal, state, local, and foreign tax withholding obligations as a result of the exercise of the Option by the Participant. The Board may consider the Participant's preference in making such determination, but the Participant acknowledges that the Board is under no obligation to follow or even consider the Participant's preference.

     19. Non-Uniform Determinations. The Board's determinations, including without limitation, (a) the Participants' right to receive Awards, (b) the form, amount, and timing of Awards, (c) the terms, conditions, and provisions of Awards (including vesting and forfeiture provisions), and (d) the agreements or notices evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

     20. Indemnification. Directors shall be indemnified and held harmless by the Company from any loss, liability, or expense that may be imposed upon or incurred by such present or past Director in connection with or resulting from any claim, action, or proceeding in which the Director is involved by reason of any action taken or failure to act under the Plan; provided such Director shall give the Company an opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter or law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     21. Requirements of Law. Awards, agreements, notices, and the issuance of shares of Common Stock shall be subject to applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges or quotation systems as may be required.

     22. Miscellaneous.

          (a) Participant Not a Stockholder. The Participant shall not be deemed for any purposes to be a stockholder of the Company with respect to an Award except to the extent that a stock certificate has been issued (as evidenced by the appropriate entry on the books of the Company) or of a duly authorized transfer agent of the Company and, if applicable, the Option exercised and payment made.

          (b) Disputes or Disagreements. The Participant agrees, for himself and his personal representatives, that any disputes or disagreements which arise under or as a result of this Plan or any agreement hereunder shall be determined by the Board in its sole discretion, and any interpretation by the Board of the terms of this Plan or any Agreement shall be final, binding, and conclusive.

          (c) Notices. Any notice to be given hereunder shall be addressed to the Company in care of its Chief Executive Officer at 2031 Quail Avenue, Fort Dodge, Iowa 50501, or at its then current corporate headquarters. Notice to be given to the Participant shall be addressed to him or her by hand delivery or at his or her then current residential address as appearing on the payroll records. Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

          (d) Exercise of Incentive Stock Option. Subject to the terms and conditions of the Plan and any agreement reflecting the grant of Incentive Stock Option, such Option may be exercised only by completing and signing a written notice in substantially the following form:

          I hereby exercise [all/part of] the Option granted to me by Smithway Motor Xpress Corp. on ____________ (date of grant), and elect to purchase ____________ (______) shares of Common Stock for $_______ per share, representing the Fair Market Value on the date of grant.

                                     PROXY
                           SMITHWAY MOTOR XPRESS CORP.
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2002
          Solicited on Behalf of the Board of Directors of the Company


     The undersigned holder(s) of Class A and/or Class B Common Stock (individually or together referred to as "Common Stock") of Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), hereby appoint(s) William G. Smith, G. Larry Owens, and Donald A. Orr and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Headquarters, 2031 Quail Avenue, Fort Dodge, Iowa 50501, on Friday, May 10, 2002, 10:00 a.m. Central Time, and at any adjournment thereof, as follows:

1. Election of Directors [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY to
                             listed below            vote for all nominees
                             (except as marked       listed below
                             to the contrary
                             below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.
              William G. Smith    Donald A. Orr            Herbert D. Ihle
              G. Larry Owens      Terry G. Christenberry   Robert E. Rich


2. Approval of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.
         [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Approval of the Company's New Employee Incentive Stock Plan for the purpose of qualifying options granted under the Plan as incentive stock options for tax purposes.
         [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
         [ ] GRANT AUTHORITY       [ ] WITHHOLD AUTHORITY
             to vote                   to vote

                                    (Continued and to be signed on reverse side)

                           (Continued from other side)

     A vote FOR Proposals 1, 2, and 3, and granting the proxies discretionary authority is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, the proxy will be voted "For" proposals 1, 2, and 3, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

     The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2002 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2001.

                                            Dated _______________________, 2002


                                    ____________________________________________

                                    ____________________________________________
                                                     Signature(s)

                    Stockholders should date this proxy and sign here exactly as name appears at left. If proxy is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.